UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2026

Radian Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11356	23-2691170
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 East Swedesford Road, Suite 350

Wayne, Pennsylvania, 19087

(Address of Principal Executive Offices, and Zip Code)

(215) 231-1000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RDN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K (this “Amendment”) amends Item 5.02 of Radian Group Inc.’s (the “Company”) Current Report on Form 8-K filed with the Securities and Exchange Commission on February 12, 2026, 2022 (the “Original Form 8-K”). This Amendment should be read in conjunction with the Original Form 8-K.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As described in the Original Form 8-K, effective February 12, 2026, Daniel Kobell was appointed Senior Executive Vice President, Interim Chief Financial Officer. In connection with his Interim Chief Financial Officer appointment, on March 30, 2026, the Compensation and Human Capital Management Committee of the Board of Directors of the Company approved the following compensation arrangements for Mr. Kobell: (1) an annual base salary of $500,000 effective as of February 21, 2026, the first day of the first payroll period following the appointment to his new role; (2) eligibility to participate in the Company’s short-term incentive program, or any successor plan, with a target incentive award equal to 100% of his base salary prorated as of the effective date of the salary increase; and (3) eligibility to participate in any long-term equity incentive programs established by the Company for its senior level executives, with a target level award of $1,000,000 for 2026, in each case, with amounts and targets subject to review and change for future periods as determined by the Compensation and Human Capital Management Committee of the Company’s Board of Directors and as described in the “Compensation Discussion and Analysis” section of the Company’s 2026 Proxy Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIAN GROUP INC.
Date: April 3, 2026

	By:	/s/ Richard G. Thornberry
Richard G. Thornberry, Chief Executive Officer